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[GREAT PLAINS SOFTWARE LOGO]


                                                                EXHIBIT 10.18

                        North American Partner Agreement

This Agreement is made by and between THE TRIZETTO GROUP, INC. ("Partner") and Great Plains Software, Inc. ("Great Plains") as of the date set forth below.

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PARTNER BUSINESS ADDRESS
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          567 San Nicolas Dr., Suite 360
          ----------------------------------------------------------------------
          Street

          Newport Beach             CA                          92660
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          City                      State/Province              ZIP/Postal code

          949-719-2200      949-718-4944
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          Telephone         Fax                    Employer ID/State Tax Number

          Brian Karr                Finance Director
          ----------------------------------------------------------------------
          Contact                   Title/Position

          Scott Monson
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          Additional                Title/Position



          BRIAN.KARR@TRIZETTO.COM   TRIZETTO.COM
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          Email Address             Home Page Address


    Partner billing address (if different from above):

          Same
          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                      State/Province              ZIP/Postal code


          ----------------------------------------------------------------------
          Telephone                 Fax


          ----------------------------------------------------------------------
          Contact                   Title/Position


Whereas, Great Plains is the developer, owner and licensor of certain software packages designated as the subject matter of this Agreement as marked in Section 1(A)("Software").

Whereas, Partner desires to become a business associate of Great Plains of the type selected in Section 1(A) and under the terms and conditions hereof.

Now Therefore, the parties agree as follows.


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1. GENERAL TERMS AND CONDITIONS
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A.   Appointment. Great Plains hereby appoints Partner as (check and initial the appropriate choice (one only)):

          [X]  Value Added Reseller [Illegible initials] (Section 12 not
                                    --------------------
               applicable)
          [ ]  Application Developer with selling option    (Section 12 not
                                                         ---
               applicable)
          [ ]  Application Developer without selling option     (Sections 11 and
                                                            ---
               12 not applicable)
          [ ]  Independent Consultant     (Section 11 not applicable)
                                      ---
          [ ]  CPA Consultant    (Section 11 not applicable)
                              ---
     for the following Software products and related services (check and initial the appropriate choice(s)):
          [ ]  Profit
                      ------------
          [ ]  Great Plains Accounting
                                       --------------
          [X]  Dynamics
                        ------------
          [X]  Dynamics C/S+
                    [X]  Microsoft SQL Server [Illegible initials]
                                              --------------------
                    [ ]  FairCom NT/Btrieve NT
                                               ------------
          [ ]  Internet Product Line             .
                                     ------------
     Partner accepts such appointment in accordance with the provisions of this Agreement and the corresponding Great Plains Partner Program.

B. Non-Exclusivity/Territory. Partner's appointment shall be nonexclusive and only for the Software products and services marked in Section 1(A). Such appointment does not constitute a grant of any specific territory or
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     geographical area. Great Plains may increase or decrease the number of
     Great Plains business associates in the vicinity of Partner's location at any time without notice to Partner. PARTNER EXPRESSLY AGREES NOT TO EXERCISE ANY OF THE RIGHTS GRANTED IN THIS AGREEMENT FOR ANY PARTY OUTSIDE THE UNITED STATES AND CANADA ("TERRITORY"), INCLUDING PARTIES WHICH ARE SUBSIDIARIES OR BRANCHES OF PARTIES LOCATED IN THE TERRITORY. ANY SALES OUTSIDE THE TERRITORY MUST BE APPROVED BY GREAT PLAINS AND MUST BE CONDUCTED BY PARTNER IN ACCORDANCE WITH GREAT PLAINS' MULTINATIONAL SALES POLICY.

C. Partner Program. Partner agrees to comply with the current standard program requirements in the applicable GREAT PLAINS PARTNER PROGRAM. These requirements may be changed by Great Plains upon thirty (30) days written notice. Partner may request a copy of the current requirements at any time.

D. Conduct. Partner shall undertake no acts injurious to the business or goodwill of Great Plains.

E. Independent Entities. Notwithstanding the use of the designation "Partner", Partner is an independent contractor and shall at no time have the power [1] to bind Great Plains; [2] to vary any terms, conditions, warranties or covenants made by Great Plains; or [3] to create in favor of any person any rights which Great Plains has not previously authorized in writing. The relationship under this Agreement shall not create any legal partnership, franchise relationship or other form of legal association between the parties which would impose a liability of one party upon the other.

F. Insurance. Partner shall maintain during the term of this Agreement: [1] all required workers' compensation or similar insurance; and [2] comprehensive general liability insurance with at least $500,000 combined single limit for personal injury and property damage for each occurrence. Partner shall promptly supply Great Plains with proof of such insurance upon request.

G. Taxes and Fees. Partner warrants that it shall be solely responsible for the payment of any taxes, excises, duties, or charges which may arise by virtue of the transactions contemplated hereunder, or shall comply with necessary procedures to claim exemption.

H. Communications. Partner must sign on to Great Plains' electronic communication system and execute the ELECTRONIC DATABASE ACCESS AND LICENSE AGREEMENT prior to using the system.


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2. PARTNERS ENGAGING IN DEVELOPMENT
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A.   Development. Partner may be granted access to certain software tools (such as Import Utility, Modifier and the Software Development Kit) composed of software programs, files and documentation (collectively the "DynamicTools(R)"). For purposes of this Agreement, the term
     DynamicTools(R) does not include Dexterity(R) or DynamicSource(R).

B. Grant of License. Great Plains grants Partner the non-transferable and non-exclusive right to [1] use the DynamicTools(R) to customize the Software; to create or integrate products or add-on features; to provide access to certain data; or to create applicable documentation; and [2] manufacture, promote, market and distribute the resulting products in the Territory. Partner may use the DynamicTools(R) only at its business location above.

C. Integrity. Partner agrees not to alter any information within Great Plains products that could damage the integrity of data files or audit trails or modify the data in such a manner as to deviate from the established guidelines set by GAAP and FASB.

D. Compatibility. Partner agrees to maintain compatibility between Partner's product and Software within a reasonable time after the release of any new version, update or upgrade. Partner acknowledges that any updates or upgrade that Great Plains makes to its Software may result in incompatibility.

E. Limitations. Partner or any employee, agent or other person acting on Partner's behalf may not: [1] sublicense, disclose, publish or transfer the DynamicTools(R) to a third party; or [2] translate the DynamicTools(R) into another computer language or in any way reverse engineer, decompile, or disassemble them.

F. Warranty/Limitation of Warranty. THE DYNAMICTOOLS(R) AND CODE AND LAYOUT EXAMPLES GREAT PLAINS MAY PROVIDE ARE LICENSED `AS IS', AND GREAT PLAINS DISCLAIMS ANY AND ALL OTHER WARRANTIES.

G. Other Tools. In the event Partner desires to develop with Great Plains' Dexterity(R) and/or DynamicSource(R) software, Partner may apply for such rights in accordance with Great Plains' corresponding programs and shall execute the applicable license agreements.

H. Listings. To be listed in Great Plains publications or partake in other marketing opportunities, Partner must own a current and complete set of the Software and shall pay the applicable fees. Great Plains may, at any time and for any reason in its sole discretion, decide to list, not to list or to revoke a listing of Partner. Partner agrees to be listed in any Great Plains publications.

I. Competing Products. Partner acknowledges that Great Plains may produce products similar to Partner's and that Partner is given no guarantees or exclusive rights to a market.

J. Quality. Partner shall ensure that all of its software programs are of a quality equal to or better than the quality of Great Plains'. Partner shall not release any software with any known Level 1 errors. A Level 1 error
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     is an error that causes program execution to stop or corruption of data or both. Partner warrants and covenants that it will follow the same software and documentation quality standards and tests which Great Plains has adopted or will in the future adopt. Upon request, Partner shall permit Great Plains to review Partner's work during normal business hours.

K. Partner Warranty. Partner shall provide an adequate warranty to its customers for any software developed with the DynamicTools(R). Partner shall include a provision in its software license that Partner, and not Great Plains, shall be solely responsible for remedying any problems in its programs. Great Plains offers no warranty on these software programs. Great Plains shall not be considered to be a party to any agreements between Partner and a customer.


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3. WARRANTY AND LIMITATIONS
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A.   General Warranties. Great Plains represents and warrants to Partner that
     [1] it has sufficient right, title and interest in and to the Software to enter into this Agreement; and [2] that all Software distributed to Partner is free and clear of all liens.

B. Software Warranties. Partner's exclusive warranty regarding the Software is set forth in the applicable Software License Agreements provided with the Software.

C.   Limitation of Warranties

     THE ABOVE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, REGARDING THE SOFTWARE AND DOCUMENTATION AND ANY SERVICES PROVIDED BY GREAT PLAINS INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     IN NO EVENT SHALL GREAT PLAINS BE LIABLE FOR INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE RELATIONSHIP BETWEEN GREAT PLAINS AND PARTNER EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     GREAT PLAINS' CUMULATIVE LIABILITY UNDER THIS AGREEMENT, INCLUDING ANY CAUSE OF ACTION IN CONTRACT, TORT OR STRICT LIABILITY, SHALL BE LIMITED TO THE PARTNER FEES PAID BY PARTNER DURING THE 12 MONTHS PRIOR TO SUCH EVENT. GREAT PLAINS' LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL GREAT PLAINS EXPENDITURES TO ADDRESS LIABILITY BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. PARTNER RELEASES GREAT PLAINS FROM ALL OBLIGATIONS, LIABILITIES, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION. THE PARTIES ACKNOWLEDGE THAT OTHER PARTS OF THIS AGREEMENT RELY UPON THE INCLUSION OF THIS SECTION AND THE RESULTING ALLOCATION OF RISKS.

D. Partner Actions. Great Plains shall have no obligation to any party under any warranty given by partner, its agents or employees. Partner shall not make any representation or warranty with respect to the Great Plains products other than those stated by Great Plains in its written warranty, documentation and literature.

E. Partner Indemnification. Partner agrees to indemnify Great Plains and to hold it harmless from and against any loss, damage, claims or demands whatsoever arising out of Partner's activities.

F. Complaints. Partner shall make all reasonable efforts to handle all incidents of customer complaints or demands regarding the Software and shall report promptly to Great Plains all such incidents. Partner shall make no warranty repairs on the Software and shall instruct customers to contact Great Plains.


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4. CONFIDENTIALITY
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     Partner agrees not to disclose any confidential information received from
     Great Plains in any form to any employees who do not have a specific need to use such information or to any outside party (including contractors) without Great Plains' prior written consent. All employees or contractors who receive such Great Plains confidential information must be bound by written agreement not to disclose such information to any other party. Partner acknowledges that the unauthorized disclosure or use of Great Plains confidential information would cause irreparable harm and significant injury to Great Plains that may be difficult to compensate. Accordingly, Partner agrees that Great Plains will have the right to seek and obtain temporary and permanent injunctive relief in addition to any other rights and remedies it may have. The obligations of confidentiality shall not apply to information which [1] is in public domain at the time of disclosure, [2] has been released by Great Plains without restrictions, [3] has been lawfully obtained by Partner from a third party under no obligation of confidentiality, or [4] is independently developed by employees of Partner without access to the confidential information.
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5. TRADEMARKS
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A.   Definition. "GPS Trademarks" means any and all current or future company names, product names, marks, logos, designs, trade dress and other designations or brands used by Great Plains in connection with its products and services and all marks similar thereto.

B. License. Great Plains grants Partner the right to use the GPS Trademarks solely for the purpose of distributing and marking the Software, provided that Partner: [1] uses the appropriate GPS Trademarks for the corresponding Software; [2] identifies all GPS Trademarks are registered trademarks of Great Plains Software, Inc.; [3] take reasonable steps to modify all objectionable uses of the GPS Trademarks; and [4] complies with the then current GPS Trademark and Logo Policies. Great Plains reserves the right to revoke or limit the use of GPS Trademarks at any time upon reasonable notice.

C. Ownership. Partner acknowledges that Great Plains is the sole owner of the GPS Trademarks and nothing herein shall grant to Partner any right or interest in the GPS Trademarks. Partner shall not register, or attempt to register, any GPS Trademarks or any marks confusingly similar thereto in any jurisdiction.

D. Limitations. Except as stated above, Partner is granted no right, title, license or interest in the GPS Trademarks. Partner acknowledges Great Plains' rights in the GPS Trademarks and agrees that any and all use of the GPS Trademarks by Partner shall inure to the sole benefit of Great Plains. Partner agrees that it shall take no action inconsistent with Great Plains' ownership of the GPS Trademarks and agrees not to challenge Great Plains' rights in or attempt to register any of the GPS Trademarks, or any other name or mark owned or used by Great Plains or any mark confusingly similar thereto. If at any time Partner acquires any rights in, or any registration or application for, any of the GPS Trademarks by operation of law or otherwise, it will immediately, upon request by Great Plains and at no expense to Great Plains, assign such rights, registrations, or applications to Great Plains, along with any and all associated goodwill.

E. Notification. Partner shall promptly notify Great Plains of any use by any third party of GPS Trademarks or any use by such third parties of similar marks which may constitute an infringement or passing off of GPS Trademarks. Great Plains reserves the right, in its sole discretion, to institute any proceedings against such third party infringers and Partner shall refrain from doing so itself. Partner agrees to cooperate fully with Great Plains in any action taken by Great Plains against such third parties, provided that all expenses of such action shall be borne by Great Plains and all damages which may be awarded or agreed upon in settlement of such action shall accrue to Great Plains.


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6. PROPRIETARY RIGHTS
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A.   Ownership. Partner understands and agrees that Partner takes title only to the media on which the Software is provided. Title in and ownership of all copies of Great Plains' products and documentation, GPS Trademarks and all property rights therein, shall remain at all times vested in Great Plains. Partner acknowledges that the Software is protected by domestic and international copyright and other forms of proprietary rights and agrees not to copy or otherwise reproduce, modify, adapt, translate, reverse engineer, decompile, disassemble or create derivative works based on the Software or the documentation.

B. No Rights Granted. No provision in this Agreement shall be interpreted as an assignment or grant to Partner of any right, title or interest in the Software, documentation or GPS Trademarks.

C. Protection. Partner agrees to take any reasonable step necessary to protect the proprietary rights of Great Plains and its suppliers or licensors, including, but not limited to, the proper display of copyright, trademark, trade secret and other proprietary notices on any copies of the Tools. Partner must reproduce and include any such notices, other legends and logos on any backup copies.

D. Copyright Notice. Partner agrees not to remove and shall reproduce and include all copyright notices or confidential or proprietary legends in and on all copies of Great Plains products or documentation. Any printed reference to Great Plains' products must include the following notice (or such notice as required by Great Plains) with [YEAR] being the then current year:

          (Copyright) Great Plains Software, Inc. [YEAR]. All Rights Reserved.

E. Breach. Partner understands and agrees that the protection of Great Plains' rights in and to the Software, documentation and GPS Trademarks and the prevention of any unauthorized copying, reproduction, modification, adaptation, translation, reverse engineering, decompilation, disassembly and creation of derivative works, is of the essence of this Agreement and that any failure on its part, however minor, to discharge its obligations shall constitute a material breach of this Agreement.


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7. TERM AND TERMINATION
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A.   Term. This Agreement shall enter into effect on the date it is signed by both parties.

B. Termination. This Agreement shall terminate [1] automatically in the event Partner breaches any provision of this Agreement or fails to comply with the provisions of the Great Plains Partner Program; [2] automatically in the event that Partner is the subject of a proceeding in bankruptcy, is placed in receivership,
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     or enters into an arrangement for the benefit of its creditors, or [3] for any reason, upon thirty (30) days written notice by either party to the other party.

C. Rights. Upon termination of this Agreement for any reason, all rights granted to Partner shall immediately cease and Partner shall immediately return to Great Plains all software and confidential information provided by Great Plains.

D. No Compensation. Neither party shall be liable to the other for damages, losses, or expenses of any kind or character on account of the termination of this Agreement, whether such damage, loss, or expense may arise from the loss of prospective customers of Partner, or expenses incurred or investments made in connection with the establishment, development, or maintenance of Partner's business. Termination or expiration shall not affect any claim, demand, or liability of any party created or arising hereunder prior to such time.


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8. FORCE MAJEURE
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A.   Definition. "Force Majeure" shall mean any event or condition not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable.

B. Notice. Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. The other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.


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9. NOT FOR RESALE SOFTWARE
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A.   NFR Software. Partner may acquire Software to be used for internal accounting and demonstration purposes in Partner's direct business as it relates to software. Such "Not For Resale Software" shall be for Partner's internal use only and shall not be relicensed or transferred or made available to any other party by any means under any condition.

B. Limitation. Partner may not make any copies of the NFR Software or install or transfer the NFR Software to any party.

C. No Credit. Partner agrees there are no return for credit privileges on Not For Resale Software modules.


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10. SOFTWARE EVALUATION LICENSE
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Great Plains may provide Partner with certain software and documentation for evaluation purposes ("Evaluation Software"). The following provisions apply to such software.

A. Limited License. Great Plains grants Partner the non-exclusive and non-transferable right, only for the purposes of evaluating the Evaluation Software, to execute the Evaluation Software at Partner's business location and use the documentation.

B. Evaluation Program. Partner shall comply with Great Plains' instructions with regard to the evaluation.

C. DISCLAIMER OF WARRANTIES. THE EVALUATION SOFTWARE IS LICENSED `AS IS', AND GREAT PLAINS DISCLAIMS ANY AND ALL WARRANTIES.

D. Errors/Bugs. Partner acknowledges Evaluation Software may be experimental, may not have been fully tested or debugged or may be from the initial beta release and thus may contain problems and require revisions. Great Plains will not provide updates or upgrades to the Evaluation Software.

E. Rights. Partner acknowledges that the Evaluation Software is proprietary to and a valuable trade secret of Great Plains and is entrusted to Partner only for evaluation purposes. Partner shall treat the Evaluation Software as confidential information in the strictest confidence. This Agreement does not constitute a grant or an intention or commitment to grant any right, title or interest in the Evaluation Software or Great Plains' trade secrets.


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11. PROVISIONS FOR VALUE ADDED RESELLER PARTNERS AND SELLING APPLICATION
    DEVELOPERS
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The following provisions apply to partners which have been appointed selling partners under Section 1(A).

A. Rights. Great Plains grants to Partner the non-exclusive and non-transferable license to license the use of the Software to commercial end user customers in the Territory. All Software licensed by Partner shall be transferred solely in Great Plains' standard packaging and through the terms of the appropriate Software License Agreement between the customer and Great Plains provided by Great Plains from time to time. Delivery of copies of Software to Partner is made solely to enable Partner to exercise this right. Partner shall not license or transfer any Great Plain products for the purpose of retransfer by or to others.

B. Limitations. Partner shall distribute only object code copies of the Software that Partner has purchased from Great Plains. Such distribution may only take place at the business location(s) identified above and in

     Appendix A. Partner shall not distribute Software by Direct Response. Direct Response shall be defined as an invitation, through advertising or otherwise, for orders by mail, telephone, fax or other remote communication rather than by a visit to a distribution location during which the Customer can obtain personal customer service and demonstration from Partner.

C. Pricing. So long as Partner has paid to Great Plains the full fee for the Software package licensed, Partner shall in its discretion establish a reasonable license fee for each Software License Agreement.

D. Promotion. Partner shall use its best efforts to promote and license the Software. Licensee shall promptly report and follow up all sales leads.

E. Pricing. For each Software package ordered by Partner from Great Plains, Partner shall pay to Great Plains the amount set forth in the then current "Partner Price List" as published by Great Plains as of the date of the delivery of such Software package to Partner or carrier for shipment to Partner, whichever occurs first. Great Plains reserves the right to revise and republish such price list from time to time.

F. Payment. All deliveries by Great Plains to Partner shall be prepaid or delivered C.O.D. as determined by Great Plains. Great Plains reserves the right to suspend further shipment under any order or series of orders in the event that payment of any amount due hereunder is not made, or if made is not honored in the ordinary course of business.

G. Purchase Money Security Interest. In the event Great Plains, in its sole discretion, allows Partner credit or accepts any payment by check, Great Plains retains a purchase money security interest in each copy of the Software and related documentation delivered to Partner and in the proceeds therefrom. Partner grants Great Plains the power of attorney to execute any and all financing statements on behalf of Partner with respect to such security interest and expressly authorizes Great Plains to file the same.

H. Shipping. All shipments from Great Plains are made FOB the carrier selected by Great Plains. All shipping dates specified by either party are approximate. Neither party shall incur any liability for failure to ship on such dates.

I. Records. Partner shall, during this Agreement, and for a period of one year thereafter, maintain records relating to the contracts, invoices, accounts, complaints, and other transactions relating to the Software. Great Plains may directly, or through its agent, at any time during normal business hours and for any reason inspect such records and other financial information.

J. Updates. Great Plains may, but shall not be obligated to, make improvements and updates in the Software. Such updates shall be offered to Partner as part of the Software at the same time and on such terms as Great Plains offers these to any other of its Partners.

K. Corrupt Practices. Partner represents that it will not make any payment or transfer anything of value, directly or indirectly, to any government official or employee; to any officer, director, employee, or representative, or agent of any actual or potential customer; or to any other person or entity if such payments would violate applicable laws.


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12. PROVISIONS FOR CONSULTANT PARTNERS
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     The following provision applies to partners which have been appointed a
     Consultant partner under Section 1(A). Consultant Partner agrees to act as an advisor to customers and potential customers of Great Plains regarding the Software. Partner shall perform these advisory services upon the request of Great Plains or one of its customers or potential customers, within a reasonable time after the request. Partner shall perform in accordance with Great Plains' most current policies for partners as they may be amended from time to time. Partner shall give information to customers and potential customers consistent with the information supplied to the public or to Partner by Great Plains, including information released through its manuals and literature on the Software. Partner shall not be obligated to perform services for any party requesting services, if it does not desire to do so. Partner shall maintain a trained staff sufficient to demonstrate, advise and implement the Software.


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13. ASSIGNMENT
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     This Agreement is not assignable by Partner without prior written consent by Great Plains, which shall not be unreasonably withheld. Great Plains may assign this Agreement and its interest in the Software to any party without the consent of Partner. This Agreement shall inure to the benefit of any successor of Great Plains and shall not be affected by any change in the ownership or control of Great Plains. Partner shall execute a new agreement in the event Partner changes its legal structure or name.


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14. MISCELLANEOUS
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A.   Complete Agreement. THIS AGREEMENT AND THE PROVISIONS OF THE CURRENT
     PARTNER PROGRAM, AS AMENDED FROM TIME TO TIME, CONSTITUTE THE ENTIRE AGREEMENT OF THE

     PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PREVIOUS AGREEMENTS BY AND BETWEEN GREAT PLAINS AND PARTNER AS WELL AS ALL PROPOSALS, ORAL OR WRITTEN AND ALL PRIOR NEGOTIATIONS, CONVERSATIONS OR DISCUSSIONS BETWEEN THE PARTIES RELATED TO THIS AGREEMENT. PARTNER ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS, ORAL OR WRITTEN, NOT EXPRESSLY CONTAINED HEREIN.

B. Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by the parties hereto.

C. Unenforceability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, such provision shall be considered severable from this Agreement and the remaining provisions shall continue in full force and effect. The parties will replace a severed provision by a provision which is closest to the intent of the parties.

D. Notices. Notices permitted or required to be given hereunder shall be deemed sufficient if given [1] by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses above or such other addresses as the respective parties may designate by like notice from time to time, or [2] by international courier, telex or telegram, or telefax to the telefax number above. Any notice shall be deemed effective when received by the receiving party.

E. Governing Law and Jurisdiction. This Agreement is made and executed by Partner and Great Plains in Cass County, North Dakota. Partner consents to the jurisdiction by the Courts of Cass County, North Dakota, in connection with any dispute arising between the parties. The Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

F. Counterparts. This Agreement shall be executed in two or more counterparts in the English language and each such counterpart shall be deemed an original hereof.

G. Waiver. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

H. Government. If Partner is acting on behalf of any unit or agency of the United States Government, the following provisions apply: [1] Any products Partner acquires under this Agreement for or on behalf of the United States Government are provided to the United States of America with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.277-7013 and paragraph (d) of the Commercial Computer software-Restricted Rights clause at FAR 52.227-19; [2] Great Plains grants Partner the right to transfer Software to the United States government subject to the following restrictions. With the exception of the Department of Defense, you will not distribute Software to the United States of America except (i) on terms at least as restrictive as those set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 and paragraph (d) of the Commercial computer Software-Restricted Rights clause at FAR 52.227-19, and (ii) in compliance with particular department or agency acquisition regulations that provide Great Plains protection at least equivalent to that provided by the above-referenced DFARS and FAR provisions.

I. Export Restrictions. Partner expressly agrees to neither directly or through third parties export or transmit any Software to any country to which such export or transmission is restricted or prohibited by applicable regulations or statutes.

In Witness Whereof, the Parties hereto have executed this Agreement as of the date below.

Great Plains Software, Inc.                     Partner The Trizetto Group, Inc.
                                                        ------------------------

/s/ Julie Joaasson                              /s/ D. Brian Karr
------------------------------                  --------------------------------
Signature                                       Signature

                                                D. BRIAN KARR
------------------------------                  --------------------------------
Print Name                                      Print Name

                                                Treasurer, Finance Director
------------------------------                  --------------------------------
Title                                           Title

                                                5/26/99
                                                --------------------------------
                                                Date

--------------------------------------------------------------------------------
APPENDIX A: ADDITIONAL DISTRIBUTION LOCATION
--------------------------------------------------------------------------------


          ----------------------------------------------------------------------
          Street


          ----------------------------------------------------------------------
          City                    State/Province                ZIP/Postal code


          ----------------------------------------------------------------------
          Telephone               Fax


          ----------------------------------------------------------------------
          Contact                 Title/Position


                                 Please send to:

                           Great Plains Software, Inc.
                              Sales Administration
                                   PO Box 9739
                                Fargo, ND 58109.


If you have questions, please call 800-456-0025 or 701-281-0550
(FAX: 701-281-3100)


                          [GREAT PLAINS SOFTWARE LOGO]


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